                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 3


         THIS AMENDMENT NO. 3, dated as of June 13, 1997 (the "AMENDMENT") relating to the Credit Agreement referenced below, by and among NATIONAL MEDICAL CARE, INC., a Delaware corporation, certain subsidiaries and affiliates party to the Credit Agreement and identified on the signature pages hereto, and NATIONSBANK, N.A., as Paying Agent for and on behalf of the Lenders. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $2.5 billion credit facility has been extended to National Medical Care, Inc. and certain subsidiaries and affiliates pursuant to the terms of that Credit Agreement dated as of September 27, 1996 (as amended and modified, the "CREDIT AGREEMENT") among National Medical Care, Inc., the other Borrowers, Guarantors and the Lenders identified therein, and NationsBank, N.A., as Paying Agent;

         . WHEREAS, the Company has requested certain modifications described herein which require the consent of the Required Lenders; and

         WHEREAS, the Required Lenders have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Paying Agent to enter into this Amendment on their behalf to give effect to this Amendment;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. The Credit Agreement is amended and modified in the following respects:

                  1. The definition of "Consolidated Net Worth" in Section 1.1 is amended to read as follows:

                  "CONSOLIDATED NET WORTH" means total stockholders' equity of the Consolidated Group, in each case on a consolidated basis as determined in accordance with GAAP applied on a consistent basis, BUT EXCLUDING for purposes hereof foreign currency translation adjustments of up to $80,000,000 at any time.

                  2. Clause (C) of Section 3.3(b)(ii) is amended to read as follows:

                  (C) fifty percent (50%) of the excess of (1) the Net Proceeds of any Equity Transaction over (2) the portion of such Net Proceeds used to finance an acquisition or Capital Expenditure permitted under
         Section 8.4(d) or to repay Indebtedness existing under Section 8.1(i);

                  3. Clause (iii) of Section 7.1(b)(iii) is deleted in its entirety and replaced with the following:

                  (iii) [Intentionally Omitted]

                  4. Subsection (i) of Section 8.1 is amended to read as follows:

                  (i) in addition to other Indebtedness permitted by this
         Section 8.1, Indebtedness of the Company and its Subsidiaries of up to
         (i) until December 31, 1998, $200,000,000 in the aggregate principal amount at any time outstanding, (ii) from January 1, 1999 to December 31, 1999, $175,000,000 in the aggregate principal amount at any time outstanding and (iii) from January 1, 2000 and thereafter, $150,000,000 in the aggregate principal amount at any time outstanding, PROVIDED THAT amounts in excess of $50,000,000 must be specifically subordinated in right of payment to the Obligations during the continuance of a Default or Event of Default hereunder on terms reasonably acceptable to the Paying Agent.

                  5. Clauses (A) and (B) of Section 8.4(d) concerning Consolidation, Merger, Sale or Purchase of Assets and Capital Expenditures are amended to read as follows:



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

                  (A) the aggregate cost of any individual acquisition referred to in subsection (d)(i) or (d)(ii) or Capital Expenditures referenced in subsection (d)(iii) shall not exceed the sum of (i) $100,000,000 PLUS (ii) any portion of the Net Proceeds of an Equity Transaction used therefore occurring no more than three (3) months prior to or three (3) months after the respective individual acquisition or respective Capital Expenditure;

                  (B) the aggregate cost of all such acquisitions referred to in subsection (d)(i) or (d)(ii) and Capital Expenditures referred to in subsection (d)(iii) shall not in any calendar year exceed an amount equal to the sum of (i) $400,000,000 PLUS (ii) the amount of Net Proceeds from Asset Dispositions retained by the Credit Parties in accordance with the provisions of Section 3.3(b) PLUS (iii) any portion of Net Proceeds of an Equity Transaction used therefor occurring no more than three (3) months prior to or three (3) months after the respective acquisition or capital expenditure, PROVIDED that all acquisitions and capital expenditures made with a portion of the Net Proceeds from the Equity Transaction in November, 1996 (FMC Preference Shares) retained in accordance with the provisions of Section 3.3(b) (constituting approximately $80 million in the fourth quarter of 1996, and approximately $171 million in the first quarter of 1997) shall not be subject to the foregoing limitation;

                  6. Clause (B) of Section 8.10(b)(ii) is amended to read as follows:

                  (B) with respect to the Company, not more than 37.5% of the Consolidated Net Income of the Company for the prior fiscal year.

                  7. Schedule 7.2(b) is hereby amended in its entirety to read as Schedule 7.2(b) attached hereto.

         B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules) remain in full force and effect.

         C. The Company agrees to pay all reasonable costs and expenses of the Paying Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         D. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and its shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         E. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]





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


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                 NATIONAL MEDICAL CARE, INC.,
                                   a Delaware corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   FRESENIUS MEDICAL CARE AG

                                   By /s/ Gerd Krick
                                      ------------------------------------------
                                   Name:  Gerd Krick
                                   Title: Management Board Member

                                   By /s/ Udo Werle
                                      ------------------------------------------
                                   Name:  Udo Werle
                                   Title: Management Board Member

                                   NMC DO BRASIL LTDA.,
                                   a Brazil corporation

                                   By /s/ Joao Pedrinelli
                                      ------------------------------------------
                                   Name:  Joao Pedrinelli
                                   Title: General Manager

                                   NATIONAL MEDICAL CARE OF SPAIN, S.A.,
                                   a Spanish corporation

                                   By /s/ Dwight Morgan
                                      ------------------------------------------
                                   Name:  Dwight Morgan
                                   Title: Managing Director

                                   NATIONAL MEDICAL CARE OF TAIWAN, INC.,
                                   a Delaware corporation

                                   By  /s/ Dwight Morgan
                                      ------------------------------------------
                                   Name:  Dwight Morgan
                                   Title: Manager Director

                                   NMC CENTRO MEDICO NACIONAL, LDA.,
                                   a Portuguese corporation

                                   By /s/ Dwight Morgan
                                      ------------------------------------------
                                   Name:  Dwight Morgan
                                   Title: Managing Director

                                   NMC DE ARGENTINA, S.A.,
                                   an Argentine corporation

                                   By /s/ Joao Pedrinelli
                                      ------------------------------------------
                                   Name:  Joao Pedrinelli
                                   Title: General Manager

                                   FRESENIUS USA, INC.,
                                   a Massachusetts corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German corporation

                                   By /s/ Gerd Krick                                   By: /s/ Dietmar Blumenhagen
                                      ------------------------------------------           ----------------------------------
                                   Name:  Gerd Krick                                    Name:  Dietmar Blumenhagen
                                   Title:     Chief Executive Officer                   Title: Treasurer

                                   FRESENIUS MEDICAL CARE GROUPE FRANCE
                                   (formerly known as Fresenius Groupe
                                   France S.A.), a French corporation

                                   By /s/ Udo Werle
                                      ------------------------------------------
                                   Name:  Udo Werle
                                   Title: Board Member

                                   FRESENIUS MEDICAL CARE HOLDING, S.p.A.,
                                   an Italian corporation

                                   By /s/ E. Gatti
                                      ------------------------------------------
                                   Name:  E. Gatti
                                   Title: Board Member

                                   FRESENIUS MEDICAL CARE ESPANA S.A.,
                                   a Spanish corporation

                                   By /s/ E. Gatti
                                      ------------------------------------------
                                   Name:  E. Gatti
                                   Title: Board Member

                                   FRESENIUS MEDICAL CARE MAGYAROSZA KfG,
                                   a Hungarian corporation

                                   By /s/ N. Erhard
                                      ------------------------------------------
                                   Name:  N. Erhard
                                   Title: Board Member

PAYING AGENT:                      NATIONSBANK, N.A.,
                                   as Paying Agent for and on behalf of the Lenders

                                   By /s/ Ashley M. Crabtree
                                      ------------------------------------------
                                            Ashley M. Crabtree
                                            Senior Vice President

GUARANTORS:                FRESENIUS NATIONAL MEDICAL CARE
                                   HOLDINGS, INC., a New York corporation
                                   formerly known as WRG-NY

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   NATIONAL MEDICAL CARE, INC.,
                                   a Delaware corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   BIO-MEDICAL APPLICATIONS MANAGEMENT CO.,
                                   INC., a Delaware corporation

                                   By /s/ Geoffrey W. Swett
                                      ------------------------------------------
                                   Name:  Geoffrey W. Swett
                                   Title: President

                                   NMC HOMECARE, INC.,
                                   a Delaware corporation

                                   By /s/ Michael J. Sicilian
                                      ------------------------------------------
                                   Name:  Michael J. Sicilian
                                   Title: Vice President

                                   LIFECHEM, INC.,
                                   a Delaware corporation

                                   By /s/ Geoffrey W. Swett
                                      ------------------------------------------
                                   Name:  Geoffrey W. Swett
                                   Title: President

                                   FRESENIUS MEDICAL CARE AG,
                                   a German corporation

                                   By /s/ Gerd Krick                                    By:/s/ Dietmar Blumenhagen
                                      ------------------------------------------           -------------------------------------
                                   Name:  Gerd Krick                                    Name:  Dietmar Blumenhagen
                                   Title: Chief Executive Officer                       Title: Treasurer

                                   FRESENIUS USA, INC.,
                                   a Massachusetts corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   FRESENIUS MEDICAL CARE DEUTSCHLAND
                                   GmbH, a German corporation

                                   By /s/  Gerd Krick                                   By:/s/ Dietmar Blumenhagen
                                      ------------------------------------------           -------------------------------------
                                   Name:  Gerd Krick                                    Name:  Dietmar Blumenhagen
                                   Title: Chief Executive Officer                       Title: Treasurer


                                   FRESENIUS MEDICAL CARE GROUPE
                                   FRANCE, a French corporation
                                   (formerly known as Fresenius Groupe
                                   France S.A.)

                                   By /s/ Udo Werle
                                      ------------------------------------------
                                   Name:  Udo Werle
                                   Title: Board Member

                                   FRESENIUS SECURITIES, INC.,
                                   a California corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                           CONSENT TO AMENDMENT NO. 3


NationsBank, N.A., as Paying Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina 28255
Attn:  Carol Lindsay, Agency Services

         Re: Credit Agreement dated as of September 27, 1996 (as amended and modified, the "CREDIT AGREEMENT") among National Medical Care, Inc., the other Borrowers, Guarantors and Lenders identified therein and NationsBank, N.A., as Paying Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                  Amendment No. 3 dated June __, 1997 (the "SUBJECT AMENDMENT") relating to the Credit Agreement

Ladies and Gentlemen:

         This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Paying Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, and agree that Company and the other Credit Parties may rely on such authorization.

                                       Sincerely,



                                       -----------------------------
                                              [Name of Lender]

                                       By:
                                          --------------------------
                                       Name:
                                       Title:

                                 SCHEDULE 7.2(b)

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

         This Certificate is delivered in accordance with the provisions of
Section 7.2(b) of that Credit Agreement dated as of September 27, 1996 (as amended, modified and supplemented, the "CREDIT AGREEMENT") among NATIONAL MEDICAL CARE, INC., a Delaware corporation, and certain subsidiaries and affiliates (the "BORROWERS"), the Guarantors identified therein, the Lenders and NationsBank, N.A., as Paying Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         The undersigned, being a Responsible Officer of NATIONAL MEDICAL CARE, INC., a Delaware corporation, hereby certifies, in my official capacity and not in my individual capacity, that to the best of my knowledge and belief:

                  (a) the financial statements accompanying this Certificate fairly present the financial condition of the parties covered by such financial statements in all material respects;

                  (b) during the period the Borrowers have observed or performed all of their covenants and other agreements in all material respects, and satisfied in all material respects every material condition, contained in this Credit Agreement to be observed, performed or satisfied by them;

                  (c) the undersigned has no actual knowledge of any Default or Event of Default;

                  (d) detailed calculations demonstrating compliance with the financial covenants set out in Section 7.9 of the Credit Agreement accompany this Certificate; and

                  (e) a description of transactions and activity under
         Section 8.4 of the Credit Agreement is attached.

         This the __________ day of __________________, 19___.


                                            --------------------------------
                                            Title:

1. Description of transactions of dissolution, liquidation or winding up. Sec. 8.4(a).

2.       Description of transactions of merger or consolidation. Sec. 8.4(b).

3. Description of transactions of sale, lease, transfer or other disposition. Sec. 8.4(c).

4. Description of Acquisitions (including by way of merger and consolidation) and Capital Expenditures. Sec. 8.4(d).

                  a.       Description of each transaction:


                  b. Description of Asset Dispositions, Equity Transactions and Subordinated Debt Transactions.

                  c.       Demonstration of Pro Forma Compliance.